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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                                Decmeber 8, 1998
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                                   eSoft, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                       00-23527            84-0938960
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(State or other jurisdiction of           Commission      I.R.S. Employer I. D
 incorporation or organization)           File Number            Number


5335 Sterling Dr., Suite C  Boulder, Colorado                    80301
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(Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code:    (303) 444-1600
                                                       --------------

ITEM 5.  OTHER EVENTS AND SALE OF EQUITY SECURITIES.

         On November 24, 1998 the Company issued the Press Release which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

                (a)  Not applicable

                (b)  Not applicable

                (c)  Exhibits. The following exhibit is filed with this Report:
                          10.1 Press Release dated November 24, 1998



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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          eSoft, Inc.


Date: December 8, 1998                    By: /s/ Thomas Tennessen
      ----------------                        --------------------
                                              Thomas Tennessen
                                              Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   10.1               Press Release dated November 24, 1998